U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2006


                              URANIUM ENERGY CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


       333-127185                                        98-0399476
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                                  Austin Centre
                           701 Brazos, Suite 500 PMB#
                               Austin, Texas 78701
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  512.721.1022
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

On February 1, 2006, the Board of Directors of Uranium Energy Corp., a Nevada corporation (the "Company"), pursuant to unanimous written consent, authorized and approved the execution of a corporate finance consulting services agreement (the "Consulting Services Agreement") with Eurotrade Management Group Ltd. ("Eurotrade"). Pursuant to the terms and provisions of the Consulting Services Agreement, the Company agrees: (i) to retain Eurotrade as a consultant for a one-year period effective February 1, 2006 (the "Effective Date"); (ii) within ten calendar days from the Effective Date, to issue to Eurotrade an aggregate 515,000 shares of restricted common stock as a one-time signing bonus; and (iii) to reimburse Eurotrade for all pre-approved, direct and reasonable expenses actually and properly incurred by Eurotrade for the benefit of the Company in connection with its performance of consulting services.

Pursuant to further terms and provisions of the Consulting Services Agreement, Eurotrade agrees to perform certain corporate finance consulting services to the Company including, but not limited to, the following: (i) assist in the initiation, coordination, implementation and management of all aspects of any program or project in connection with the corporate finance development and maintenance of the Company's various business interests; (ii) assist in the organization and preparation of any and all business plans, technical reports, news releases and special shareholder or investment reports; (iii) assist in the liaison with and the setting up of all corporate alliances and regulatory associations; (iv) assist in the negotiation and structuring of any proposed transaction which will maximize the Company's interests in each subject transaction together with the presentation of a written summary of said structure; and (v) assist in all other matters and services in connection with the corporate finance development and maintenance of the Company's various business interests as may be determined by the Board of Directors.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On February 1, 2006, the Board of Directors of the Company authorized and approved the issuance to Eurotrade of an aggregate 515,000 shares of its restricted common stock at $0.50 per share in accordance with the terms and provisions of the as follows: (i) 50,000 shares to the Moore Trust in accordance with the terms and provisions of the Consulting Services Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     10.01 Corporate Finance Consulting Services Agreement between Uranium Energy Corp. and Eurotrade Management Group Ltd. dated February 1, 2006.


SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           URANIUM ENERGY CORP.


Date:  February 17, 2006                   By:/s/ AMIR ADNANI
                                           _____________________________________
                                           Amir Adnani
                                           President and Chief Executive Officer